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                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN GLOBAL FRANCHISE FUND

                       SUPPLEMENT DATED OCTOBER 31, 2007
                                     TO THE

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                             DATED OCTOBER 31, 2007

                                    AND THE

                           CLASS I SHARES PROSPECTUS
                             DATED OCTOBER 31, 2007

     The Prospectus is hereby supplemented as follows:

          The section entitled "PURCHASE OF SHARES" is supplemented with the following:

          Investment opportunities for companies that have, in the judgment of the Fund's portfolio management team, resilient business franchises and growth potential may be more limited than those of other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund's Board of Directors has authorized management to suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    GLFSPT 10/07